The Glenmede Fund, Inc.

Knollbrook Disciplined International Equity ETF

Summary Prospectus—September 23, 2026	Ticker Symbol: KDEV

Before you invest, you may want to review the Portfolio’s complete Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s complete Prospectus, reports to shareholders, and other information about the Portfolio online at http://www.glenmedeim.com/related-literature/. You can also get this information at no cost by calling 1-215-419-6662 or by sending an e-mail request to glenmedefunds@glenmede.com. The Portfolio’s complete Prospectus and Statement of Additional Information, both dated September 23, 2026, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Knollbrook Disciplined International Equity ETF (the “Portfolio”) seeks maximum long-term total return consistent with reasonable risk to principal.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the table and example below.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and Service (12b-1 Fees)[1]	0.00%
Other Expenses[2]	0.00%
Total Annual Portfolio Operating Expenses	0.55%

[1]	The Portfolio has adopted a Rule 12b-1 Plan; however, the plan is currently inactive, and no fees are being charged pursuant to the plan.
[2]	Other Expenses are based on estimates for the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$56	$176

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. The Portfolio has not commenced operations as of the date of this prospectus, but it is expected that on or about January 8, 2027 (the “Closing Date”), the Portfolio will acquire the assets and assume the liabilities of the Glenmede Disciplined International Equity Portfolio (the “Predecessor Fund”) in a reorganization. For the fiscal year ended October 31, 2025, the Predecessor Fund’s portfolio turnover rate was 76%.
Principal Investment Strategies
Under normal market circumstances, the Portfolio invests at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities of foreign companies, directly and/or through American Depositary Receipts (“ADRs”). ADRs are depositary receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by foreign companies. For purposes of the Portfolio’s investment strategy, a foreign company generally includes a company that

Knollbrook Disciplined International Equity ETF

Summary Prospectus—September 23, 2026	Ticker Symbol: KDEV

is economically tied to a developed market country outside the United States, has securities that are principally traded outside the United States, derives a significant portion of its revenues from business activities outside the United States, or maintains a significant portion of its assets outside the United States. Glenmede Investment Management LP (the “Advisor”) uses proprietary multi-factor computer models to select stocks and/or ADRs of foreign companies that the models identify as having reasonable prices, good fundamentals and rising earnings expectations. These computer models rank securities based on certain criteria, including valuation ratios, profitability and earnings-related measures, and material sustainability-related criteria. As sustainability-related information is just one investment criterion, sustainability-related considerations are generally not solely determinative in any investment decision made by the Advisor. The Portfolio may actively trade its securities to achieve its principal investment strategies.
Principal Investment Risks
All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. Each risk summarized below is considered a “principal risk” of investing in the Portfolio, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions and other factors. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.
The Portfolio may be appropriate for you if you are investing for goals several years away and are comfortable with the risks of investing in foreign securities. The Portfolio would not be appropriate for you if you are investing for short-term goals or are mainly seeking current income.
Absence of Active Market: Although the shares are currently listed for trading on the Listing Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants (“APs”). APs are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or APs may be less willing to transact in shares. The absence of an active market for a Portfolio’s shares may contribute to the Portfolio’s shares trading at a premium or discount to net asset value (“NAV”). The Portfolio’s shares may be listed or traded on exchanges or markets other than the Listing Exchange (where the Portfolio’s primary listing is maintained), and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that a Portfolio’s shares will continue to trade on any such stock exchange or in any market or that the Portfolio’s shares will continue to meet the requirements for listing or trading on any exchange or in any market, including the Listing Exchange. The Portfolio’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker-dealer direct their trades for execution.
Shares May Trade at Prices Other than NAV: There can be no assurance as to the price at which, or volume in which, it may at any time be possible to buy or sell shares of the Portfolio in the public trading market. Although shares are listed for trading on Nasdaq, there can be no assurance that an active trading market for such shares will develop or be maintained. Although it is expected that the market price of the shares will approximate the Portfolio’s NAV when purchased and sold in the secondary market, the Portfolio faces numerous market trading risks, including the potential lack of an active market for shares, disruptions in the securities markets in which the Portfolio invests, periods of high market volatility and disruptions in the creation/redemption process. Any of these may lead to times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount).
Authorized Participants Risk: The Portfolio has entered into AP agreements with only a limited number of institutions. Should these APs cease to act as such or, for any reason, be unable to create or redeem shares and new APs are not appointed in their place, shares may trade at a discount to the Portfolio’s NAV and possibly face delisting.
Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio may underperform other types of securities. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. Natural disasters, climate change,

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Knollbrook Disciplined International Equity ETF

Summary Prospectus—September 23, 2026	Ticker Symbol: KDEV

public health emergencies (including pandemics and epidemics), war, military conflict, terrorism, tariffs, cybersecurity incidents and other unforeseeable global events may lead to instability in world economies and markets, may lead to market volatility, and may have adverse long-term effects. The Portfolio cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Portfolio’s investments.
Frequent Trading Risk: A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio’s performance over time. High portfolio turnover may also result in the Portfolio paying higher transaction costs and the distribution of additional capital gains, which may generate greater tax liabilities for shareholders who hold the shares in taxable accounts. Increased transaction costs and distributions of capital gains may negatively affect the Portfolio’s performance.
Investment Style Risk: The Portfolio invests in securities with strong earnings growth prospects that the Advisor believes are reasonably priced. There is no guarantee that the prices of these securities will not move even lower.
ADR/Foreign Investment Risk: The Portfolio intends to invest in foreign securities directly and/or in the form of sponsored or unsponsored ADRs, which are depositary receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign company and listed on a U.S. stock exchange. The Portfolio is subject to additional risks due to its foreign investments. Foreign stocks involve special risks not typically associated with U.S. stocks. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability, including military hostilities and related sanctions that impact trade and commodity prices, such as armed conflict in Europe and in the Middle East. Foreign stocks may be more volatile and less liquid than U.S. stocks. Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities.
Liquidity Risk: The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which the Portfolio has valued them.
Value Style Risk: Although the Portfolio invests in stocks the Advisor believes to be reasonably priced, there is no guarantee that the prices of these stocks will not move even lower. In addition, the value investment style can shift into and out of favor with investors, depending on market and economic conditions. As a result, the Portfolio may at times outperform or underperform other funds that invest more broadly or employ a different investment style.
Large Shareholder and Large-Scale Redemption Risk: Certain shareholders, including an AP, a third-party investor, the Portfolio’s Advisor, a market maker, or another entity, may from time to time own or manage a substantial amount of Portfolio shares, or may invest in the Portfolio and hold their investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment.
Redemptions of a large number of Portfolio shares could require the Portfolio to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Portfolio to make taxable distributions to its shareholders earlier than the Portfolio otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Portfolio may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns. To the extent the Portfolio permits redemptions in cash, these large redemptions may also force the Portfolio to sell portfolio securities when it might not otherwise do so, which may negatively impact the Portfolio’s NAV, increase the Portfolio’s brokerage costs and/or have a material effect on the market price of the Portfolio shares.
Stock Selection Model Risk. The Portfolio’s investment process relies on proprietary multi-factor computer models to evaluate and rank securities and assist in portfolio construction. There can be no assurance that the models will successfully identify attractive investment opportunities or achieve the Portfolio’s investment objective. The models may be based on factors, assumptions or data that prove to be inaccurate, incomplete or ineffective. In addition, errors in model design, coding, implementation or data inputs may adversely affect investment decisions. As a result, securities selected using the models may underperform the market, the Portfolio’s benchmark or securities selected using other investment approaches.
Performance Information
The Portfolio has not commenced operations as of the date of this prospectus. The returns presented for the Portfolio reflect the performance of the Predecessor Fund. It is anticipated that on or about the Closing Date, the Portfolio will acquire the assets and

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Knollbrook Disciplined International Equity ETF

Summary Prospectus—September 23, 2026	Ticker Symbol: KDEV

assume the liabilities of the Predecessor Fund in a tax-free reorganization for U.S. federal income tax purposes (the “Predecessor Fund Reorganization”). As a result of the Predecessor Fund Reorganization, the Portfolio will adopt the performance and financial history of the Predecessor Fund.
The chart and table below show how the performance of the Predecessor Fund’s Advisor shares has varied from year to year. The table shows how the average annual total returns for one year, five years and ten years for the Predecessor Fund’s Advisor shares compares to those of selected market indices. The Predecessor Fund’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future. Performance reflects expense reimbursements and/or fee waivers applicable to the Predecessor Fund’s Advisor shares made in 2016 through 2025. If such expense reimbursements or waivers were not in place, the Predecessor Fund’s Advisor shares performance in 2016 through 2025 would be reduced. Updated performance information is available by visiting www.glenmedeim.com or by calling 1-215-419-6662.

During the periods shown in the bar chart, the highest quarterly return for the Predecessor Fund’s Advisor shares was 15.16% (for the quarter ended December 31, 2022) and the lowest quarterly return for the Predecessor Fund’s Advisor shares was -24.55% (for the quarter ended March 31, 2020).
After-tax returns for the Predecessor Fund’s Advisor shares are calculated using the historical highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).
Average Annual Total Returns (for the periods ended December 31, 2025)

	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes	39.87%	12.43%	8.02%
Return After Taxes on Distributions	39.32%	11.71%	7.51%
Return After Taxes on Distributions and Sale of Portfolio Shares	25.51%	10.13%	6.64%
MSCI World ex-USA Index (reflects no deduction for fees, expenses or taxes)	31.85%	9.46%	8.55%
Morningstar Foreign Large Value Average[1]	38.48%	11.40%	8.12%

[1]
The Morningstar Foreign Large Value Average is provided so that investors may compare the performance of the Portfolio with the performance of a peer group of funds that Morningstar, Inc. considers similar to the Portfolio.

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Knollbrook Disciplined International Equity ETF

Summary Prospectus—September 23, 2026	Ticker Symbol: KDEV

Investment Advisor and Sub-Advisor
Glenmede Investment Management LP serves as investment advisor to the Portfolio.
The Advisor has retained Tidal Investments LLC (the “Sub-Advisor”), which is responsible for trading portfolio securities for the Portfolio, including creation and/or redemption basket processing and selecting broker-dealers to execute purchase and sale transactions in connection with any rebalancing of the Portfolio. The Sub-Advisor does not select securities for the Portfolio.
Portfolio Managers
The Portfolio is managed by Vladimir de Vassal, CFA, Director of Quantitative Research, Alexander R. Atanasiu, CFA, Portfolio Manager, Paul T. Sullivan, CFA, Portfolio Manager, and Ruohao Chen, CFA, of the Advisor. They have managed the Portfolio since its inception in January, 2027.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an IRA or other tax-advantaged account. Distributions on investments made through tax deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Purchase and Sale of Portfolio Shares
Portfolio shares are listed on a national securities exchange, Nasdaq, and investors can only buy and sell shares through brokers or dealers at market prices, rather than NAV. Because shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). As the Portfolio has not commenced operations as of the date of this prospectus, median bid-ask spread for the Portfolio cannot be provided. Once available, information on the Portfolio’s NAV, market price, premiums and discounts, and bid-ask spreads will be provided at www.glenmedeim.com.
The Portfolio issues and redeems shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 10,000 shares, though this may change from time to time. The Portfolio generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Portfolio (the “Deposit Securities”) and/or a designated amount of U.S. cash.
Financial Intermediary Compensation
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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